SUPPLEMENT DATED SEPTEMBER 6, 2024 TO THE
SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2024
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus and the current Statement of Additional Information for VanEck ETF Trust (the “Trust”) regarding VanEck Ethereum Strategy ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on September 5, 2024, the Board of Trustees of the Trust unanimously approved the liquidation, winding down and termination of the Fund, which is expected to happen on or about Monday, September 23, 2024.

After the close of business on Monday, September 16, 2024, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on the Cboe BZX Exchange, Inc. (“CBOE”). Shareholders should be aware that when the Fund commences liquidation, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). Furthermore, during the time between market close on Monday, September 16, 2024 and Monday, September 23, 2024, shareholders will be unable to dispose of their shares on CBOE.

Shareholders may sell their holdings of the Fund, incurring typical transaction fees from their broker-dealer, on CBOE until market close on Monday, September 16, 2024, at which point the Fund’s shares will no longer trade on CBOE and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on CBOE prior to market close on Monday, September 16, 2024. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation, at 1.800.826.2333 for additional information.

Please retain this supplement for future reference.